Exhibit 10.1

AMENDMENT NO. 2 TO LOAN DOCUMENTS

THIS AMENDMENT NO. 2 TO LOAN DOCUMENTS (“Amendment”) is dated as of December 31, 2025 (“Effective Date”), by and between SIMPLIFY INVENTIONS, LLC, a Delaware limited liability company (“Lender”), and THE ARENA GROUP HOLDINGS, INC., a Delaware corporation (“Borrower”), and is acknowledged, agreed and affirmed by each of the undersigned guarantors that are a party to the Guaranty (defined below) (each, a “Guarantor” and collectively, the “Guarantors”).

RECITALS

A. LOAN AGREEMENT. Borrower is indebted to Lender under that certain Loan Agreement dated as of March 13, 2024, as amended by that certain Amendment No. 1 to Loan Documents dated as of August 19, 2024 (collectively, the “Loan Agreement”), with respect to a certain demand revolving loan made by Lender to Borrower in the maximum principal amount of Fifty Million and 00/100 Dollars ($50,000,000.00) (the “Loan”). The Loan is supported and/or secured by certain other loan documents executed in connection with the Loan. All capitalized terms used but not defined in this Amendment have the meanings ascribed to them in the Loan Agreement or in the Loan Documents being amended.

B. EVIDENCE OF DEBT. The Loan is evidenced by a certain Amended and Restated Promissory Note in the maximum principal amount of Fifty Million and 00/100 Dollars ($50,000,000.00) dated as of August 19, 2024 (the “Note”).

C. COLLATERAL. The Loan is supported and/or secured by the following loan documents:

●	Continuing Unconditional Guaranty dated March 13, 2024 (the “Guaranty”) of the following Guarantors: The Arena Platform, Inc., a Delaware corporation, TheStreet, Inc., a Delaware corporation, The Arena Media Brands, LLC, a Delaware limited liability company, College Spun Media Incorporated, a New Jersey corporation, Athlon Sports Communications, Inc., a Tennessee corporation, and Athlon Holdings, Inc., a Tennessee corporation;

●	Pledge and Security Agreement dated March 13, 2024 (“Security Agreement”);

●	Perfection Certificate dated March 13, 2024 (“Perfection Certificate”);

●	Tennessee Indebtedness Tax Affidavit Allocation of Collateral (Debtor) dated March 13, 2024 (“Tennessee Affidavit”);

●	Grant of Security Interest in Trademarks dated March 13, 2024 (“Trademark Security Agreement”);

●	Grant of Security Interest in Patents dated March 13, 2024 (“Patent Security Agreement”);

●	Grant of Security Interest in Copyrights dated March 13, 2024 (“Copyright Security Agreement”); and

●	Intercreditor Agreement dated March 13, 2024 by and between Lender and Renew Group Private Limited, a private limited company organized under the laws of the Republic of Singapore, and acknowledged by Borrower (“Intercreditor Agreement”).

(The above documents are collectively referred to as the “Related Documents”).

(The Related Documents together with the Loan Agreement and the Note are collectively, the “Loan Documents”).

D. AMENDMENT REQUEST. Borrower, Guarantors and Lender desire to amend certain of the terms and conditions of the Loan Agreement and certain of the Loan Documents described above and all of the parties are willing to execute this Amendment.

AGREEMENT

In consideration of the above recitals, which are incorporated into and deemed a part hereof, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. AMENDMENTS. The Loan Agreement and Loan Documents are amended as follows:

A. AMENDMENT OF LOAN AGREEMENT. The Loan Agreement is amended as follows:

(i) The definition of “Loan Amount” in Section 1.1 of the Loan Agreement amended and restated in its entirety and shall state as follows:

“‘Loan Amount’ shall mean maximum principal amount of Twenty-Five Million and 00/100 Dollars ($25,000,000.00).”

(ii) The definition of “Maturity Date” is in Section 1.1 of the Loan Agreement amended and restated in its entirety and shall state as follows:

“‘Maturity Date’ shall mean December 1, 2027.”

B. AMENDMENT OF AMENDED AND RESTATED PROMISSORY NOTE. The Note is amended as follows:

(i) The Note is amended to reduce the maximum principal amount of the Note from Fifty Million and 00/100 Dollars ($50,000,000.00) to Twenty-Five Million and 00/100 Dollars ($25,000,000.00). Any reference in the Note to the principal amount of the Note as “$50,000,000.00” or “Fifty Million and 00/100 Dollars ($50,000,000.00)” is amended to be “$25,000,000.00” or “Twenty-Five Million and 00/100 Dollars ($25,000,000.00),” as appropriate.

C. AMENDMENT OF TENNESSEE AFFIDAVIT. Upon request of Lender, Borrower agrees to promptly execute, or cause to be executed, and return to Lender an original notarized Tennessee Indebtedness Tax Affidavit – Allocation of Collateral (Debtor) in form required by the taxing authority of the State of Tennessee and acceptable to Lender.

AMENDMENT NO. 2 TO LOAN DOCUMENTS

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2. CONDITIONS PRECEDENT. The terms and conditions of this Amendment shall be subject to Lender’s receipt and review (as applicable) of and/or Borrower’s compliance with the following, each of which shall be to the satisfaction of Lender:

A. this Amendment executed by Borrower;

B. Officer’s/Member’s Certificates executed by Borrower and each Guarantor;

C. such other documentation that Lender may request from Borrower from time to time in connection with this Amendment or the Loan;

D. payment by Borrower to Lender of fees and out of pocket costs incurred by Lender in connection with the transactions contemplated by this Amendment, including, without limitation, Lender’s attorneys’ fees and costs in connection with this Amendment; and

E. no Event of Default, or condition or event that, with the giving of notice or the running of time, or both, would constitute an Event of Default under the Loan Agreement or the Loan Documents shall have occurred and be continuing as of the date hereof.

3. NOT A NOVATION. This Amendment is not an agreement to substitute a new obligation or to extinguish Borrower’s existing obligation under the Loan Agreement and Loan Documents and shall not constitute a novation as to the obligations of any of the parties.

4. REAFFIRMATION OF GUARANTY. As a specific inducement to Lender, and in consideration of the Lender’s reliance hereon, the undersigned Guarantors have each executed the Guaranty dated March 13, 2024, and each Guarantor hereby acknowledges and agrees to the amendments, modifications, and waivers set forth in this Amendment and the Note and reaffirms its Guaranty with respect to all liabilities, obligations and the Indebtedness therein guaranteed as herein amended and modified, and Guarantors further acknowledge that they remain liable in accordance with the terms of the Guaranty, notwithstanding the modifications and amendments herein made.

5. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants that, after giving effect to the amendments contained herein:

A. execution, delivery and performance of this Amendment, the Loan Documents and any other documents and instruments required under this Amendment, the Note, the Loan Agreement or the Loan Documents are within Borrower’s corporate powers, have been duly authorized, are not in contravention of law or the terms of Borrower’s Articles of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency or authority; and this Amendment and any other documents and instruments required under this Amendment or the Loan Agreement will be valid and binding in accordance with their terms;

B. the continuing representations and warranties of Borrower set forth in the Loan Documents are true and correct on and as of the date hereof, with the same force and effect as if made on and as of the date hereof; and

C. no Event of Default, or condition or event that, with the giving of notice or the running of time, or both, would constitute an Event of Default under the Loan Documents, has occurred and is continuing as of the date hereof.

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6. EFFECTIVE DATE. This Amendment will be effective as of the Effective Date.

7. COUNTERPARTS. This Amendment may be executed and acknowledged in counterparts, each of which shall constitute an original and all of which shall together constitute one and the same Amendment.

8. COSTS AND EXPENSES. Borrower is responsible for all costs incurred by Lender, including, without limitation, reasonable attorney fees, with regard to the preparation and execution of this Amendment and all other documents and instruments required under this Amendment. Failure by Borrower to pay those fees will be a default of this Amendment.

9. NON-WAIVER OF DEFAULT. The execution of this Amendment will not be deemed to be a waiver of any default or Event of Default that is either (a) existing and not known by Lender at the Effective Date, or (b) occurs at any time following the Effective Date.

10. RELEASE. Borrower and each Guarantor waives, discharges, and forever releases Lender, Lender’s employees, officers, directors, attorneys, stockholders, and their successors and assigns, from and of any and all claims, causes of action, allegations or assertions that Borrower or any Guarantor has or may have had at any time up through and including the Effective Date, against any or all of the foregoing, regardless of whether any such claims, causes of action, allegations or assertions are known to Borrower or any Guarantor or whether any such claims, causes of action, allegations or assertions arose as a result of Lender’s actions or omissions in connection with the Loan Documents, or any amendments, extensions or modifications thereto, or Lender’s administration of the indebtedness under the Loan Documents or otherwise.

11. FURTHER AMENDMENT. This Amendment is not an agreement to any further or other amendment of the Loan Agreement or the Loan Documents.

12. SURVIVAL AND REAFFIRMATION. Each signatory hereto, by execution hereof, respectively agrees for itself, in all capacities in which each signatory has executed the Loan Agreement or any of the Loan Documents as follows:

A. That, except as herein modified or amended, all terms, conditions, covenants, representations and warranties contained in the Loan Agreement, the Note and/or Loan Documents shall remain in full force and effect, and that the undersigned hereby consent to and acknowledge the foregoing Amendment.

B. That the liability of the undersigned howsoever arising or provided for in the Loan Agreement, the Note and the Loan Documents, as hereby modified or amended, is hereby reaffirmed.

13. COUNTERPARTS. This Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one instrument. Facsimile or scanned copies of signatures are treated as original signatures for all purposes.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Loan Documents as of the Effective Date.

BORROWER:	THE ARENA GROUP HOLDINGS, INC.,
A Delaware corporation

	By:	/s/ Paul Edmondson
Paul Edmondson
	Its:	Chief Executive Officer

LENDER:	SIMPLIFY INVENTIONS, LLC,
a Delaware limited liability company

	By:	/s/ Cavitt Randall
Cavitt Randall
	Its:	Vice President

AMENDMENT NO. 2 TO LOAN DOCUMENTS

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AGREEMENT AND AFFIRMATION OF GUARANTORS

By executing this Agreement and Affirmation of Guarantors (“Agreement and Affirmation”), each Guarantor: (1) acknowledges and agrees that such Guarantor has completely read and understands the Amendment No. 2 to Loan Documents dated December 31, 2025 (the “Amendment”) and corresponding documents executed in connection therewith (“Amendment Documents”); (2) consents to all of the provisions of the Amendment Documents relating to Borrower; (3) acknowledges receipt of good and lawful consideration for this Agreement and Affirmation of its Guaranty in favor of Lender; (4) agrees promptly to furnish such financial statements to Lender concerning such Guarantor as Lender shall request; (5) agrees to all of those portions of the Amendment Documents which apply to such Guarantor; (6) affirms its respective obligations to Lender under the Guaranty and acknowledges that the Guaranty remains in full force and effect in accordance with its terms, as the same may have been amended and/or restated in connection with the Amendment, subject to no setoff, defense or counterclaim, (7) acknowledges and agrees that the Amendment Documents and this Agreement and Affirmation has been freely executed without duress and after an opportunity was provided to Guarantor for review of such agreements by competent legal counsel of Guarantor’s choice; and (8) acknowledges that Lender has provided Guarantor with a copy of the Amendment Documents and this Agreement and Affirmation and such other Loan Documents, as Guarantor has reasonably requested.

GUARANTORS:

The Arena Platform, Inc.,
a Delaware corporation

By:	/s/ Paul Edmondson
Paul Edmondson
Its:	Chief Executive Officer

TheStreet, Inc.,
a Delaware corporation

By:	/s/ Paul Edmondson
Paul Edmondson
Its:	Chief Executive Officer

The Arena Media Brands, LLC,
a Delaware limited liability company

By:	The Arena Group Holdings, Inc.
Its:	Managing Member

By:	/s/ Paul Edmondson
Paul Edmondson
Its:	Chief Executive Officer

College Spun Media Incorporated,
a New Jersey corporation,

By:	/s/ Paul Edmondson
Paul Edmondson
Its:	Chief Executive Officer

Athlon Sports Communications, Inc.,
a Tennessee corporation

By:	/s/ Paul Edmondson
Paul Edmondson
Its:	Chief Executive Officer

Athlon Holdings, Inc.,
a Tennessee corporation

By:	/s/ Paul Edmondson
Paul Edmondson
Its:	Chief Executive Officer

ACKNOWLEDGEMENT AND AGREEMENT OF GUARANTORS